UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2014

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)
50 Health Sciences Drive Stony Brook, New York 11790 (Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:
631-240-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 2 on Form 8-K/A (the “Amendment”) amends the Current Report of Applied DNA Sciences, Inc. (the “Company”) on Form 8-K, as initially filed with the Securities and Exchange Commission on April 2, 2014 (the “Original Filing”) and amended on May 8, 2014 (“Amendment No. 1” and, together with the Original Filing, the “Form 8-K”), solely to replace the redacted agreement presented as Exhibit 10.1 to the Form 8-K with a revised redacted agreement in order to comply with the Staff’s comments relating to the Company’s Application for Confidential Treatment for the above referenced redacted agreement.

Exhibit 10.1 to the Form 8-K is amended and restated in its entirety. Except for Exhibit 10.1, no other changes have been made to Form 8-K. This Amendment speaks as of the original filing date of the Original Filing, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

10.1*  Term sheet for Mutual Cooperation with Borealis AG dated March 31, 2014.

*Portions of this Exhibit 10.1 have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2014	APPLIED DNA SCIENCES, INC.

By: /s/ James A. Hayward
Name: James A. Hayward
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Term sheet for Mutual Cooperation with Borealis AG dated March 31, 2014
*Portions of this Exhibit 10.1 have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.